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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                  March 2, 2004

                         United States Steel Corporation
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             (Exact name of registrant as specified in its charter)


           Delaware                        1-16811               25-1897152
       ---------------                   ------------         ----------------
(State or other jurisdiction             (Commission            (IRS Employer
      of incorporation)                  File Number)        Identification No.)

           600 Grant Street, Pittsburgh, PA                    15219-2800
       ---------------------------------------                 ----------
       (Address of principal executive offices)                (Zip Code)


                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)      Exhibits

                 99.1 Press Release - "U. S. Steel Announces Common Stock Public Offering"

ITEM 9. REGULATION FD DISCLOSURE

United States Steel Corporation is furnishing information under Regulation FD for the March 2, 2004 press release titled "U. S. Steel Announces Common Stock Public Offering." Attached is a copy of the press release in substantially the form released.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             UNITED STATES STEEL CORPORATION


                                             By  /s/ Larry G. Schultz
                                                 ------------------------------
                                                 Larry G. Schultz
                                                 Vice President & Controller

Dated:  March 2, 2004